This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward- looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions FORWARD-LOOKING STATEMENT • changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully identify, acquire, and integrate future acquisitions; • our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions; • changes in consumer spending, borrowing and savings habits; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and • changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 19 of the Company’s Prospectus dated February 11, 2013. 2

NASDAQ: CHFN Recent Price1 (09/14/2016): $13.01 Shares Outstanding (06/30/2016): 15.0 Million Market Capitalization2: $195.6 Million Price/Tangible Book Value3: 117.10% Estimated P/E1 15.90x Dividend Yield: 1.54% Total Assets (06/30/2016): $1.4 Billion 1 - Source: Bloomberg 2 - Based on September 14, 2016 closing market price and June 30, 2016 shares outstanding. 3 - Based on September 14, 2016 closing market price, June 30, 2016 shares outstanding and June 30, 2016 tangible book value. MARKET PROFILE 3

• Founded in 1954 in West Point, Georgia • Acquired Community Bank of the South with four Metro Atlanta branches on April 15, 2016 • Organic and acquisitive growth • Approximately 312 FTE’s servicing over 55,000 checking accounts • 19 Branches in Atlanta, Auburn/Columbus, Pensacola Combined Statistical Areas (“CSA”) CORPORATE PROFILE June 30, 2016 Total Assets: $1.4 Billion Total Net Loans: $993.8 Million Total Deposits: $1.2 Billion Total Capital: $199.8 Million 4

OVERVIEW OF MANAGEMENT TEAM

TOP EXECUTIVES

NAME	POSITION	(Banking/CharterBank) EXPERIENCE
ROBERT L. JOHNSON	CHAIRMAN,PRESIDENT & CEO	34/32
LEE W. WASHAM	PRESIDENT, CHARTERBANK	32/16
CURTIS R. KOLLAR	SENIOR VP & CFO	29/25

- Focus on growing Atlanta presence
- Conservative credit
- M&A experience … 6 transactions both assisted & unassisted
- Transformed balance sheet from traditional Thrift to Commercial Bank

5

Charter Financial CORPORATION

Recent acquisition expands growth and lending opportunities on north side of Atlanta Legacy markets energized with new job growth Continued growth of auto industry on I-85 corridor Most of our markets have significant manufacturing, university or military influences Active regional M&A market MARKET CONDITIONS 6

RECENT ACCOMPLISHMENTS • Atlanta Expansion • Acquisition of Community Bank of the South (“CBS”) • Lift-out of seasoned Buckhead team • Developing EPS • Excellent credit quality - nonperforming assets 0.46% of assets • Accretive share repurchases 7

Source: SNL Financial • CHFN’s current Atlanta MSA deposit base has more than doubled to approximately $518 million, which rank it 9th among community banks with less than $10.0 billion in assets • Buckhead branch opening Fall 2016 • CHFN’s loan portfolio and deposits in the Atlanta CSA now exceed 60% 8 INCREASE POSITIONING IN ATLANTA METRO MARKET

CBS TRANSACTION HIGHLIGHTS 9 • Strongly accretive to forward EPS • $300 million in both deposits and loans in the desirable north side Atlanta/Cobb County market • Proven lending team • Opportunities for earnings accretion: • Market growth • Retail synergy • Community bank market consolidation

CAPITAL LEVERAGE OPPORTUNITIES • Bank Tier 1 Common Equity of 14.07% • Organic growth • Metro markets lender lift-outs • Whole bank and branch acquisitions • Cash dividends 10

Reduced outstanding shares by approximately 35.6% EFFECTIVE STOCK BUYBACKS 11 10.00 10.50 11.00 11.50 12.00 12.50 13.00 13.50 14 15 16 17 18 19 20 21 22 23 24 $ Dollars M i l l i o n s M i l l i o n s M i l l i o n s M i l l i o n s Shares Outstanding Stock Price

FINANCIAL INFORMATION 12

Total Loans, Net Tangible Common Equity/Total Assets Net Income $8.1 million Fully Diluted EPS1 $0.53 Loan Loss Reserves $10.1 million • ALL as a % of Nonperforming Loans – 300.10% • ALL as a % of Total Loans – 1.00% • Continued advances in core profitability Nonperforming Assets / Assets 0.46% • Superior asset quality 11.70% $993.8 million 1 - Diluted net income per share for the nine months ended June 30, 2016 was computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options and unvested restricted shares, determined using the treasury stock method. • Up 75% from prior FY YTD • Repurchased 1,016,424 shares • Bank Tier 1 Common Equity of 14.07% Basic EPS $0.56 FISCAL 2016 YTD (9 Months) RESULTS AND DEVELOPMENTS 13 ROA 0.95%

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 1 - Core deposits consist of transaction accounts, money market accounts, and savings accounts. BALANCE SHEET HIGHLIGHTS 14 ($ Million) 2013 2014 2015 Q3 2016 Total Assets $1,089,406 $1,010,361 $1,027,079 $1,427,851 Loans, net 579,854 606,367 714,761 993,786 Securities 215,118 188,743 184,404 169,737 Total Liabilities $815,628 $785,406 $822,149 $1,228,051 Retail Deposits 745,900 717,192 703,278 1,118,492 Core1 475,426 486,248 505,154 782,098 Time 270,475 230,944 198,124 336,394 Total Borrowings 60,000 55,000 62,000 56,553 Total Equity $273,778 $224,955 $204,931 $199,800

32.1% Note: Core Deposits = Transaction, Savings & Money Market Accounts ($ Million) CORE DEPOSIT GROWTH 15 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Core Deposits Retail CD's Wholesale Funding (Includes TRUPS) 48% 27% 25% 26% 30% 44% 30% 41% 29% 43% 13% 44% $1,021 $825 $1,035 $881 11% 37% 52% $811 8% 59% 33% $687 $801 12% 25% 63% $772 7% 30% 63% 65% $1,212 7% 28%

At June 30, 2016 Average cost of deposits for the three months ended June 30, 2016: 0.43% DEPOSIT MIX 16 Time Deposits (Excluding Wholesale Deposits) 29%Savings & Money Market 27% Transaction Accounts 41% Wholesale Time Deposits 3%

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. [1] Due to the early termination of the FDIC loss share agreements in the fourth quarter of fiscal 2015, ratios for the nine months ended June 30, 2016, include all previously covered assets with the exception of FAS ASC 310-30 loans that are excluded from nonperforming loans due to the ongoing recognition of accretion income established at the time of acquisition. Ratios for periods prior to September 30, 2015, represent non- covered data only. LOAN MIX - June 30, 2016 1-4 Family 23% Comm RE - Owner Occupied 17% Comm RE - Non Owner Occupied Other 35% Comm RE - Hotels 4% Comm RE Multifamily 3% Commercial & Industrial 6% Consumer & Other 2% Real Estate Construction 10% Asset quality ratios[1]: At 2012 2013 2014 2015 6/30/16 NPAs / Total Assets (%) 0.69% 0.49% 0.65% 0.73% 0.46% NCOs / Average Loans (%) 0.86% 0.32% 0.08% -0.17% -0.12% ALLL Loans / NPLs (x) 2.38x 2.80x 2.00x 2.30x 3.00x Allowance / Total Loans (%) 1.87% 1.70% 1.55% 1.30% 1.00%

$564.3 $579.9 $576.6 $572.0 $582.4 $606.4 $627.7 $656.2 $672.8 $714.8 $679.9 $701.4 $993.8 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 $1,100.0 ($ Million) NET LOANS OUTSTANDING TREND 18

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. INCOME STATEMENT HIGHLIGHTS 19 Jun 2016 ($ Million) 2012 2013 2014 2015 YTD Net Interest Income $37,512 $35,275 $29,918 $32,880 $29,954 Provision for Loan Losses $4,501 $1,489 ($712) $0 ($100) Non-Interest Income $12,912 $11,653 $14,277 $12,329 $16,046 Non-Interest Expense $40,305 $36,314 $36,210 $36,832 $34,044 Income Tax Expense $639 $2,869 $2,742 $2,805 $4,003 Net Income $4,979 $6,256 $5,955 $5,572 $8,053

5.38% 5.35% 4.61% 3.83% 4.23% 4.56% 4.26% 4.48% 1.85% 1.23% 0.95% 0.81% 0.74% 0.71% 0.70% 0.63% 3.59% 4.17% 3.82% 3.22% 3.67% 4.03% 3.72% 3.97% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Q1 2016 Q2 2016 Q3 2016 Yield on Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 20 NET INTEREST MARGIN TRENDS 3.21% 3.37% 3.51% 3.36% 3.53% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Net Interest Margin Excluding the effects of Purchase Accounting

($ Million) *Adjusted for FDIC purchase accounting accretion and amortization; loss share buyout; recoveries on purchased loans, and acquisition deal costs 21 OPERATING LEVERAGE $39.9 $38.0 $41.3 $44.1 $39.8 101% 96% 88% 83% 75% 80% 77% 82% 81% 74% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 FY 2012 FY 2013 FY 2014 FY 2015 YTD 2016 Adjusted Net Operating Revenue* Adjusted Efficiency Ratio* Efficiency Ratio $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 FY 2012 FY 2013 FY 2014 FY 2015 YTD 2016 Annualized Net Operating Revenue Adjusted Net Operating Revenue* G&A Expenses

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Million) 22 NONINTEREST EXPENSE $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 FY 2012 FY 2013 FY 2014 FY 2015 YTD 2016 Marketing Professional Services Occupancy & Furn. and Equip. Other Salaries and Benefits $34.0 $40.3 $36.3 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 54.6% 14.1% 22.7% $36.2 55.9% 12.1% 23.5% $36.8 23.2% 56.2% 13.3%

CBS acquisition accelerates EPS growth and transition to trading on P/E multiple Growth in the Atlanta market Favorable credit quality and robust capital Capital and infrastructure to support balance sheet expansion Track record of returns to shareholders with annualized total return since: 2013 stock conversion of 10% 2010 stock offering of 14% 23 INVESTMENT MERITS

INVESTOR CONTACTS 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com 24 Robert L. Johnson Chairman and Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Lee W. Washam President lwasham@charterbank.net (706) 645-3630 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237

25 APPENDIX

NET PORTFOLIO VALUE At June 30, 2016 26 (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution's assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest-earning assets. (4) NPV ratio represents NPV divided by the present value of assets. __________________________________ Change in Interest Rates (bp) (1) Estimated NPV (2) Estimated  Increase (Decrease) in NPV Percentage  Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 300 $241,276 $5,697 2.4% 16.9% 0.4% 200 $240,107 $4,528 1.9% 16.8% 0.3% 100 $238,314 $2,735 1.2% 16.7% 0.2% — $235,579 — — 16.5% — (100) $219,001 ($16,578) (7.0%) 15.4% (1.1%)